EXHIBIT 10.2

FIRST AMENDMENT TO OMNIBUS OPERATING AGREEMENT

THIS FIRST AMENDMENT TO OMNIBUS OPERATING AGREEMENT (“Amendment”), is entered into as of August 31, 2009, to be effective as of 7:00 a.m. Central Daylight Savings Time on July 1, 2009 (the “Effective Time”), by and between Pioneer Natural Resources USA, Inc., a Delaware corporation (“Pioneer USA”), and Pioneer Southwest Energy Partners USA LLC, a Delaware limited liability company (“PSE LLC”). Pioneer USA and PSE LLC are sometimes hereinafter referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties have entered into that certain Omnibus Operating Agreement dated May 6, 2008 (the “IPO Omnibus Operating Agreement”); and

WHEREAS, pursuant to that certain Purchase and Sale Agreement dated effective as of the Effective Time (as the same may have been amended as of or prior to the date hereof, the “Purchase and Sale Agreement”), Pioneer USA conveyed to PSE LLC, among other assets, (i) additional interests in the Excluded Wells (as defined below) and the oil and gas leases and mineral interests associated therewith such that PSE LLC’s interest in the Excluded Wells would no longer be deemed to be “wellbore assignments” and (ii) interests in the wellbores of the Added Wellbores (as defined below) and associated leaseholds and interests related to those wellbores; and

WHEREAS, pursuant to the terms of the Purchase and Sale Agreement, Pioneer USA, as Operator, and PSE LLC, as Non-Operator, have entered into that certain Omnibus Operating Agreement effective as of the Effective Time (the “2009 Operating Agreement”); and

WHEREAS, the Parties desire to amend the IPO Omnibus Operating Agreement in certain respects as hereinafter provided;

NOW, THEREFORE, for Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.     Amendment to Definition of Wellbore. The term, “Wellbore,” as used in the IPO Omnibus Operating Agreement, shall no longer be deemed to refer to or include any interest in any of the wells listed on Schedule 1 to this Amendment (the “Excluded Wells”), and shall be deemed to include the wellbores of the wells listed on Schedule 2 to this Amendment (the “Added Wellbores”).

2.	Effect of Amendment.

(a) In the event of a conflict between the terms of the Purchase and Sale Agreement and the terms of the IPO Omnibus Operating Agreement, as hereby amended, to the extent that the rights and obligations of the Parties have been allocated pursuant to the terms of the Purchase and Sale Agreement, the terms of the Purchase and Sale Agreement shall control.

(b) Except as provided in Section 2(a) of this Amendment, the terms of the IPO Omnibus Operating Agreement shall be applicable to the Added Wellbores from and after the Effective Time.

(c) Except as provided in Section 2(a) of this Amendment, (i) the terms of the IPO Omnibus Operating Agreement shall be applicable to the Excluded Wells prior to the Effective Time, (ii) the terms of the 2009 Omnibus Operating Agreement shall be applicable to the Excluded Wells from and after the Effective Time, and (iii) this Amendment shall not affect any rights or obligations of the Parties that may have accrued with respect to the Excluded Wells as of the Effective Time under the IPO Omnibus Operating Agreement.

3.	Miscellaneous.

(a)       This Amendment shall be binding on the Parties and their respective successors and assigns.

(b)       This Amendment may be executed in counterparts, each of which shall be deemed an original.

(b)       Except as expressly amended by this Amendment, the IPO Omnibus Operating Agreement remains in full force and effect, and the Parties hereby adopt, ratify, and confirm the IPO Omnibus Operating Agreement, as hereby amended.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Amendment on the date first above written, effective as of the Effective Time.

PIONEER NATURAL RESOURCES USA, INC.

By:	/s/ Mark S. Berg
Mark S. Berg
Executive Vice President and
General Counsel

PIONEER SOUTHWEST ENERGY PARTNERS USA LLC
By:	PIONEER SOUTHWEST ENERGY PARTNERS L.P.,
its sole member
By: PIONEER NATURAL RESOURCES GP LLC,
its general partner

	By:	/s/ Richard P. Dealy
Richard P. Dealy
Executive Vice President and
Chief Financial Officer

SCHEDULE 1

Attached to and made a part of that First Amendment to Omnibus Operating Agreement dated to be effective July 1, 2009,

by and between Pioneer Natural Resources USA, Inc., as Operator, and Pioneer Southwest Energy Partners USA LLC,

as Non-Operator

COUNTY	PROPERTY NO.	PROP SUB	WELL NAME	API	LEGAL LOCATION
MARTIN	714001	001	ASHLEY #1	42317301960000	1320' FSL & 1320' FWL SEC 29 BLK 36 T2N T&P
MARTIN	714001	002	ASHLEY #2	42317346990000	660' FSL & 2005' FWL SEC 29 BLK 36 T2N T&P
MARTIN	714008	005	GLASS 7 #5	42317344130000	660' FNL & 1980' FEL SEC 7 BLK 38 T1N T&P
MARTIN	714008	006	GLASS 7 #6	42317345150000	660' FNL & 660' FWL SEC 7 BLK 38 T1N T&P
MARTIN	714008	007	GLASS 7 #7	42317345160000	1980' FSL & 660' FWL SEC 7 BLK 38 T1N T&P
MARTIN	822315	001	GLASS #1	42317325960000	660' FNL & 1980' FEL SEC 39 BLK 38 T1N WOOLRIDGE JW
MARTIN	822320	001	GLASS A #1	42317325930000	1980' FSL & 1980' FEL SEC 39 BLK 38 T1N WOOLRIDGE JW
MARTIN	823315	001	GLASS C #1	42317326560000	1980' FSL & 660' FWL SEC 29 BLK 38 T1N T&P
MARTIN	823315	002	GLASS C #2	42317326550000	990' FSL & 1980' FEL SEC 29 BLK 38 T1N T&P
MARTIN	841850	001	TOM #1	42317329700000	660' FSL & 1980' FEL SEC 19 BLK 35 T1S T&P
MARTIN	883066	001	SCHARBAUER R #1	42317335600000	660' FNL & 660' FEL LABOR 22 LGE 322 LA SALLE CSL
MARTIN	883068	001	SCHARBAUER T #1	42317335590000	660' FNL & 660' FEL LABOR 1 LGE 322 LA SALLE CSL
MARTIN	893036	001	DOVE I #1	42317336720000	660' FSL & 660' FWL LABOR 1 LGE 322 LA SALLE CSL
MARTIN	893044	001	DOVE K #1	42317336760000	660' FSL & 660' FWL LABOR 22 LGE 322 LA SALLE CSL
MARTIN	893060	001	DOVE O #1	42317336820000	660' FSL & 660' FEL LABOR 13 LGE 324 LA SALLE CSL
MARTIN	905014	001	CURTIS H #1	42317338050000	660' FSL & 860' FWL LABOR 25 LGE 322 LA SALLE CSL
MARTIN	905014	002	CURTIS H #2	42317338510000	660' FNL & 660' FEL LABOR 25 LGE 322 LA SALLE CSL
MARTIN	905014	003	CURTIS H #3	42317346430000	660' FNL & 660' FWL LABOR 25 LGE 322 LASALLE CSL
MARTIN	905015	001	CURTIS I #1	42317338040000	660' FSL & 660' FEL LAB 9 LGE 324 LA SALLE CSL
MARTIN	905015	002	CURTIS J #1	42317338140000	660' FSL & 660' FEL LAB 7 LGE 324 LA SALLE CSL
MARTIN	905015	102	CURTIS I #2	42317345080000	660' FNL & 660' FEL LAB 9 LGE 324 LASALLE CSL
MARTIN	905015	202	CURTIS J #2	42317345090000	660' FNL & 660' FWL LAB 7 LGE 324 LASALLE CSL
MARTIN	905017	001	CURTIS K #1	42317338060000	660' FSL & 860' FWL LABOR 17 LGE 322 LA SALLE CSL
MARTIN	905017	002	CURTIS K #2	42317338360000	660' FNL & 660' FEL LABOR 14 LGE 322 LA SALLE CSL
MARTIN	905017	003	CURTIS K #3	42317338330000	660' FSL & 660' FWL LABOR 13 LGE 322 LA SALLE CSL
MARTIN	905017	004	CURTIS K #4	42317338590000	660' FSL & 660' FWL LABOR 14 LGE 322 LA SALLE CSL
MARTIN	905017	008	CURTIS K #8	42317345790000	725' FNL & 660' FWL LABOR 17 LGE 322 LASALLE CSL
MARTIN	905018	001	CURTIS L #1	42317338280000	660' FSL & 660' FWL LABOR 8 LGE 322 LA SALLE CSL
MARTIN	905021	001	CURTIS N #1	42317338160000	660' FNL & 660' FWL LAB 14 LGE 324 LA SALLE CSL
MARTIN	912011	001	CURTIS V #1	42317339040000	660' FNL & 660' FEL LABOR 15 LGE 322 LA SALLE CSL
MIDLAND	831770	001	SALLY #1	42329311860000	660' FSL & 660' FEL SEC 26 BLK 38 T2S T&P
MIDLAND	831775	001	SALLY A #1	42329312630000	660' FSL & 1980' FWL SEC 26 BLK 38 T2S T&P
MIDLAND	831925	001	WATLINGTON #1	42329311780000	1747' FSL & 1037' FEL SEC 26 BLK 39 T2S T&P
MIDLAND	832150	001	COLLINS A #1	42329312180000	1980' FSL & 660' FEL SEC 24 BLK 38 T2S T&P
MIDLAND	832835	001	TEINERT A #1	42329312740000	1980' FNL & 799' FWL SEC 23 BLK 38 T2S T&P
MIDLAND	832835	002	TEINERT F #1	42329312720000	1980' FSL & 1588' FEL SEC 23 BLK 38 T2S T&P
MIDLAND	863785	001	SHULL #1	42329317540000	660' FNL & 660' FWL SEC 15 BLK 38 T2S T&P
MIDLAND	863785	002	SHULL #2	42329317530000	990' FNL & 1980' FWL SEC 15 BLK 38 T2S T&P
MIDLAND	883071	001	SORGE #1	42329320630000	1980' FNL & 1980' FWL SEC 33 BLK 38 T1S T&P
MIDLAND	884083	001	TEINERT C #1	42329320930000	660' FSL & 1600' FEL SEC 23 BLK 38 T2S T&P
MIDLAND	920030	007	J W DRIVER #7	42329316560000	983' FNL & 1980' FWL SEC 2 BLK 37 T4S T&P
MIDLAND	925289	001	BRADFORD P #1	42329339930000	1980' FSL & 660' FWL SEC 34 BLK 38 T3S T&P
UPTON	832945	001	WINDHAM D #1	42461321410000	1980' FSL & 1650' FEL SEC 17 BLK 39 T5S T&P
UPTON	854945	001	WINDHAM E #1	42461325460000	1980' FNL & 660' FEL SEC 17 BLK 39 T5S T&P
UPTON	854945	002	WINDHAM E #2	42461325430000	1980' FSL & 1980' FWL SEC 17 BLK 39 T5S T&P
UPTON	905097	001	WINDHAM Q #1	42461331410000	1980' FSL & 660' FEL SEC 7 BLK 39 T5S T&P
UPTON	905097	002	WINDHAM Q #2	42461331420000	660' FSL & 1320' FWL SEC 7 BLK 39 T5S T&P

SCHEDULE 2

Attached to and made a part of that First Amendment to Omnibus Operating Agreement dated to be effective

July 1, 2009, by and between Pioneer Natural Resources USA, Inc., as Operator, and Pioneer Southwest Energy Partners USA LLC, as Non-Operator

COUNTY	PROPERTY NO.	PROP SUB	WELL NAME	API	LEGAL LOCATION	DEEPEST PRODUCING PERFORATION
MARTIN	892025	004	DOVE E #4	42317348220000	600' FSL & 710' FEL LAB 9 LEAGUE 325 LASALLE CSL	9948
MARTIN	893056	002	DOVE N #2	42317351600000	660' FSEL & 680' FNEL LAB 9 LEAGUE 322 LASALLE CSL	9914
MARTIN	883025	003	GLASS W #3	42317346780000	1980' FSL & 1980' FWL SEC 23 BLOCK 38 T&P RR CO SURVEY	9106
MARTIN	879041	003	MARTIN A #3	42317350920000	660' FNL & 660' FWL SEC 30 BLOCK 36 T&P RR CO SURVEY	9335
MIDLAND	921857	004	COWDEN C #4	42329358810000	1980' FSL & 660' FEL SEC 22 BLOCK 39 T&P RR CO SURVEY	9382
MIDLAND	903018	005	CRESPI Q #5	42329358820000	660' FNL & 1980' FWL SEC 18 BLOCK 38 T&P RR CO SURVEY	9203
MIDLAND	801009	003	MABEE FOUDATION D #3	42329358080000	1980 'FNL & 2011' FWL SEC 22 BLOCK 38 T&P RR CO SURVEY	9226
MIDLAND	911050	002	MASHBURN #2	42329358510000	1980' FSL & 660' FEL SEC 48 BLOCK 37 T&P RR CO SURVEY	8964
MIDLAND	926410	003	STIMSON '20' #3	42329357510000	1830' FNL & 660' FEL SEC 20 BLOCK 38 T&P RR CO SURVEY	9502